Exhibit 10.1

FORM OF SUBSCRIPTION AGREEMENT

Soluna Holdings, Inc.
325 Washington Avenue Extension
Albany, New York 12205

Ladies and Gentlemen:

The undersigned (the “Investor”) hereby confirms its agreement with you as follows:

1.          This Subscription Agreement (this “Agreement”) is made as of the date set forth below between Soluna Holdings, Inc., a Nevada corporation (the “Company”), and the Investor.

2.          This share issuance is being made as consideration for the tendering of a promissory note dated [        ] in the aggregate principal amount of $[          ] (the “Note”) and such tender and receipt of the Shares (as defined below) is deemed to be a repayment of the Note in full satisfaction for the Company’s obligations under the Note.

3.          The Company has authorized the sale and issuance to certain promissory note holders, including the Investor (the “Lenders”), of an aggregate of 1,142,857 shares (the “Shares”) of its 9.0% Series A Cumulative Perpetual Preferred Stock, par value $0.001 per share (the “Preferred Stock”), with an offering price of $17.50 per Share (together, the “Offering Price”).

4.          The offering and sale of the Shares to the Lenders (the “Offering”) is being made pursuant to (1) an effective Registration Statement on Form S-3 (File No. 333-261247), as amended (including the base prospectus contained therein (the “Base Prospectus”) (the “Registration Statement”) declared effective by the Securities and Exchange Commission (the “Commission”) on December 16, 2021, (2) if applicable, certain “free writing prospectuses” (as that term is defined in Rule 405 under the Securities Act of 1933, as amended (the “Act”)), that have been or will be filed with the Commission and delivered to the Investor on or prior to the date hereof and (3) a prospectus supplement, dated April 26, 2022, to the Base Prospectus (the “Prospectus Supplement” and together with the Base Prospectus, the “Prospectus”) containing certain supplemental information regarding the Shares and terms of the Offering that will be filed with the Commission and delivered to the Investor (or made available to the Investor by the filing by the Company of an electronic version thereof with the Commission).

5.          The Company and the Investor agree that the Investor will subscribe for the applicable number of Shares upon tender of its Note and that the Company will issue and sell to the Investor such Shares set forth below based on the offering price per Share set forth below. The Shares shall be subscribed and issued pursuant to the Terms and Conditions for Issuance of Shares attached hereto as Annex I and incorporated herein by reference as if fully set forth herein. The Investor acknowledges that the Offering is not being underwritten.

6.          The Investor acknowledges that (i) there is no minimum offering amount and (ii) the Investor’s obligations under this Agreement, including the obligation to subscribe for its Shares, are expressly not conditioned on the subscription by any or all of the Other Lenders (as defined in Annex I hereto) for the Shares that they have agreed to subscribe from the Company or the sale by the Company of any specified aggregate number of Shares.

7.          [Reserved]

8.          The Investor represents that, except as set forth below, it is not a FINRA member or an Associated Person (as such term is defined under the FINRA Membership and Registration Rules Section 1011) as of the Closing.

9.          The Investor represents that it has received (or otherwise had made available to it by the filing by the Company of an electronic version thereof with the Commission) the Prospectus Supplement, dated April 26, 2022, to the Base Prospectus which is a part of the Registration Statement, the documents incorporated by reference therein and any free writing prospectus (collectively, the “Disclosure Package”), prior to or in connection with the receipt of this Agreement. The Investor acknowledges that, prior to the delivery of this Agreement to the Company, the Investor has received certain additional information regarding the Offering, including pricing information (the “Offering Information”). Such information may be provided to the Investor by any means permitted under the Act, including the Prospectus Supplement, a free writing prospectus and oral communications.

10.        No offer by the Investor to buy Shares will be accepted and no part of the Offering Price will be delivered to the Company until the Investor has received the Offering Information and the Company has accepted such offer by countersigning a copy of this Agreement, and any such offer may be withdrawn or revoked by the Investor, without obligation or commitment of any kind, at any time prior to the Company sending (orally, in writing or by electronic mail) notice of its acceptance of such offer. An indication of interest will involve no obligation or commitment of any kind until the Investor has been delivered the Offering Information and this Agreement is accepted and countersigned by or on behalf of the Company.

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Number of Shares:
Offering Price Per Share:	$17.50
Aggregate Offering Price:

Please confirm that the foregoing correctly sets forth the Agreement between us by signing in the space provided below for that purpose.

Dated as of: April 29, 2022

INVESTOR

By:

Print Name:

Title:

Address:

Facsimile:

Agreed and Accepted
This 29th day of April, 2022:

SOLUNA HOLDINGS, INC.

By:
Name:
Title:

ANNEX I

TERMS AND CONDITIONS FOR ISSUANCE OF SHARES

1.             Authorization and Sale of the Shares. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of the applicable number of Shares to the Investor.

2.             Agreement to Issue and Subscribe for the Shares.

2.1.         At the Closing (as defined in Section 3.1), the Company will issue to the Investor, and the Investor will subscribe for, upon the terms and conditions set forth herein, the number of Shares set forth on the last page of the Agreement to which these Terms and Conditions for Issuance of Shares are attached as Annex I (the “Signature Page”) for the aggregate offering price therefor set forth on the Signature Page.

2.2.         The Company proposes to enter into substantially this same form of Subscription Agreement with similarly situated lenders (the “Other Lenders”) and expects to complete subscriptions of Shares to them. The Investor and the Other Lenders are hereinafter sometimes collectively referred to as the “Investors,” and this Agreement and the Subscription Agreements executed by the Other Lenders are hereinafter sometimes collectively referred to as the “Agreements.”

3.             Closings and Delivery of the Securities and Funds.

3.1.          Closing. The completion of the offering and issuance of the Shares, or a portion thereof, (the “Closing”) shall occur upon delivery of the Shares against tendering therefor via the Note on or about April 29, 2022, which is the 2nd business day following the date of pricing of the Shares, or at such earlier date as the Company and Investors shall agree (the “Closing Date”), in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). At the Closing, (a) the Company shall cause its transfer agent for the Shares to deliver to the Investor the number of Shares set forth on the Signature Page registered in the name of the Investor and (b) the aggregate offering price for the Shares being subscribed for by the Investor will be delivered by or on behalf of the Investor to the Company.

3.2.          Conditions to the Company’s Obligations. (a) The Company’s obligation to issue and sell the Shares to the Investor shall be subject to (i) the receipt by the Company of the Investor’s Note for the Shares being issued hereunder as set forth on the Signature Page and (ii) the accuracy of the representations and warranties made by the Investor and the fulfillment of those undertakings of the Investor to be fulfilled prior to the Closing Date.

(b)           Conditions to the Investor’s Obligations. The Investor’s obligation to subscribe for the Shares as set forth on the Signature Page will be subject to the completion of the Offering by the Company.

(c)            Disclaimer Regarding Partial Settlement. The Investor’s obligations are expressly not conditioned on the subscription by any or all of the Other Lenders that they have agreed to subscribe for Shares from the Company or the sale by the Company of any specified aggregate number of Shares to the Other Lenders or shares of Preferred Stock to be issued in the concurrent registered underwritten public offering being conducted by the Company.

3.3.         Delivery of Note. Delivery by Electronic Book-Entry at The Depository Trust Company. After the execution of this Agreement by the Investor and the Company, at Closing the Investor shall tender the Note equal to the aggregate offering price for the Shares for which the Investor is subscribing to Univest Securities LLC.

Investor shall also furnish the Company a completed W-9 form (or, in the case of an Investor who is not a United States citizen or resident, a W-8 form).

3.4.         Delivery of Shares. [Reserved]

4.             Representations, Warranties and Covenants of the Investor.

The Investor acknowledges, represents and warrants to, and agrees with, the Company that:

4.1.         The Investor (a) is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in shares presenting an investment decision like that involved in the subscription for the Shares, including investments in securities issued by the Company and investments in comparable companies, (b) has answered all questions on the Signature Page  and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date and (c) in connection with its decision to subscribe for the number of Shares set forth on the Signature Page, has received and is relying solely upon (i) the Disclosure Package and the documents incorporated by reference therein and (ii) the Offering Information.

4.2.         (a) No action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Shares, or possession or distribution of offering materials in connection with the issue of the Shares in any jurisdiction outside the United States where action for that purpose is required and (b) if the Investor is outside the United States, it will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense.

4.3.         The Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (b) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as to the enforceability of any rights to indemnification or contribution that may be violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation).

4.4.         The Investor understands that nothing in this Agreement, the Prospectus Supplement, Base Prospectus, Registration Statement, or any other materials presented to the Investor in connection with the subscription for and issuance of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its subscription for Shares.

4.5.          Since the date on which the Company first contacted such Investor about the Offering, the Investor has not engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving the Company’s securities) and has not violated its obligations of confidentiality. Each Investor covenants that it will not engage in any transactions in the securities of the Company (including Short Sales) or disclose any information about the contemplated offering of the Shares or shares of Preferred Stock offered in connection with the concurrent underwritten public offering being conducted by the Company (other than to its advisors that are under a legal obligation of confidentiality) prior to the time that the transactions contemplated by this Agreement are publicly disclosed. Each Investor agrees that it will not use any of the Shares acquired pursuant to this Agreement to cover any short position in the Company’s common stock or Preferred Stock if doing so would be in violation of applicable securities laws. For purposes hereof, “Short Sales” include, without limitation, all “Short Sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sales contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

5.             Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein will survive the execution of this Agreement, the delivery to the Investor of the Shares being subscribed for and the payment therefor.

6.             Notices. All notices, requests, consents and other communications hereunder will be in writing, will be mailed (a) if within the domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or (b) if delivered from outside the United States, by International Federal Express or facsimile, and will be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed and (iv) if delivered by facsimile, upon electric confirmation of receipt and will be delivered and addressed as follows:

(a)           if to the Company, to:

Soluna Holdings, Inc.

325 Washington Avenue Extension

Albany, New York 12205

Attn:  Michael Toporek, CEO

with copies to:

Sullivan & Worcester LLP

1633 Broadway, 32nd Floor

New York, NY 10019

Attn: David E. Danovitch, Esq.

Email: ddanovitch@sullivanlaw.com

(b)           if to the Investor, at its address on the Signature Page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

7.             Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

8.             Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

9.             Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

10.           Governing Law. This Agreement will be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

11.           Counterparts. This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. The Company and the Investor acknowledge and agree that the Company shall deliver its counterpart to the Investor along with the Prospectus Supplement, Base Prospectus and Registration Statement (or the filing by the Company of an electronic version thereof with the Commission).

12.           Confirmation of Subscription. The Investor acknowledges and agrees that such Investor’s receipt of the Company’s counterpart to this Agreement, together with the Prospectus Supplement, Base Prospectus and Registration Statement (or the filing by the Company of an electronic version thereof with the Commission), shall constitute written confirmation of the Company’s issuance of Shares to such Investor in repayment of the Investor’s Note in full satisfaction of the Company’s obligations under the Note.

13.           Press Release. The Company and the Investor agree that the Company shall issue a press release announcing the Offering and disclosing all material terms and conditions of the Offering prior to the opening of the financial markets in New York City on the business day after the date hereof at the latest.

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